CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-8 filed
December 29, 1987 of O'Sullivan Corporation of our report dated
February 2, 1996 appearing on page 37 of this Annual Report on Form 10-K.

                                   /s/ YOUNT, HYDE & BARBOUR, P.C.

Winchester, Virginia
March 26, 1996










































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